Exhibit 99.1
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS*

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	36,179	48,577	44,955		129,711	21,627	27,002	30,243	32,604	111,476
Equity in earnings of affiliates	685	917	782		2,384	285	830	982	807	2,904
Net gain on dispositions	1	—	1		2	—	2	9	7	18
Other income (loss)**	(143)	(185)	3,026		2,698	15	51	238	150	454
Total Revenues and Other Income	36,722	49,309	48,764		134,795	21,927	27,885	31,472	33,568	114,852

Costs and Expenses
Purchased crude oil and products	33,495	42,645	38,646		114,786	20,065	25,218	27,529	29,290	102,102
Operating expenses	1,340	1,431	1,612		4,383	1,380	1,175	1,166	1,426	5,147
Selling, general and administrative expenses	433	488	617		1,538	408	433	424	479	1,744
Depreciation and amortization	338	359	430		1,127	356	364	361	524	1,605
Impairments	—	2	—		2	198	—	1,298	2	1,498
Taxes other than income taxes	149	118	133		400	139	119	85	67	410
Accretion on discounted liabilities	6	6	5		17	6	6	6	6	24
Interest and debt expense	135	133	158		426	146	143	151	141	581
Foreign currency transaction (gains) losses	(2)	21	5		24	—	(9)	4	6	1
Total Costs and Expenses	35,894	45,203	41,606		122,703	22,698	27,449	31,024	31,941	113,112
Income (loss) before income taxes	828	4,106	7,158		12,092	(771)	436	448	1,627	1,740
Income tax expense (benefit)	171	924	1,618		2,713	(132)	62	(40)	256	146
Net Income (Loss)	657	3,182	5,540		9,379	(639)	374	488	1,371	1,594
Less: net income attributable to noncontrolling interests	75	15	149		239	15	78	86	98	277
Net Income (Loss) Attributable to Phillips 66	582	3,167	5,391		9,140	(654)	296	402	1,273	1,317

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.29	6.55	11.19		19.37	(1.49)	0.66	0.91	2.89	2.97
Diluted	1.29	6.53	11.16		19.31	(1.49)	0.66	0.91	2.88	2.97

Weighted-Average Common Shares Outstanding (thousands)
Basic	449,298	483,088	481,388		471,375	439,504	439,940	440,193	440,469	440,028
Diluted	450,011	485,035	483,036		473,452	439,504	440,396	440,368	441,584	440,364

Effective tax rate (%)	20.7%	22.5%	22.6%		22.4%	17.1%	14.2%	(8.9)%	15.7%	8.4%
Adjusted effective tax rate (%)	20.7%	21.9%	22.3%		22.0%	15.9%	18.9%	16.1%	20.2%	18.6%
* Refer to Change in Basis of Presentation discussion on page 14.
** Includes the unrealized investment gain (loss) on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*	242	292	3,645		4,179	76	312	629	593	1,610
Chemicals	396	273	135		804	154	623	631	436	1,844
Refining	123	3,036	2,851		6,010	(1,040)	(729)	(1,126)	346	(2,549)
Marketing and Specialties	316	765	847		1,928	290	476	545	498	1,809
Corporate and Other	(249)	(260)	(320)		(829)	(251)	(246)	(231)	(246)	(974)
Income (loss) before income taxes	828	4,106	7,158		12,092	(771)	436	448	1,627	1,740
Less: income tax expense (benefit)	171	924	1,618		2,713	(132)	62	(40)	256	146
Net Income (Loss)	657	3,182	5,540		9,379	(639)	374	488	1,371	1,594
Less: net income attributable to noncontrolling interests	75	15	149		239	15	78	86	98	277
Net Income (Loss) Attributable to Phillips 66	582	3,167	5,391		9,140	(654)	296	402	1,273	1,317
* Refer to Change in Basis of Presentation discussion on page 14.

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation*	278	250	229		757	206	224	254	273	957
NGL and Other*	122	282	449		853	70	92	164	249	575
NOVONIX**	(158)	(240)	(33)		(431)	—	—	224	146	370
Total Midstream	242	292	645		1,179	276	316	642	668	1,902
Chemicals	396	273	135		804	184	657	634	424	1,899
Refining
Atlantic Basin/Europe	143	1,102	521		1,766	(152)	(108)	93	114	(53)
Gulf Coast	21	915	702		1,638	(247)	(253)	(31)	80	(451)
Central Corridor	(135)	512	1,342		1,719	(241)	(76)	232	145	60
West Coast	111	603	262		976	(386)	(269)	(110)	65	(700)
Total Refining	140	3,132	2,827		6,099	(1,026)	(706)	184	404	(1,144)
Marketing and Specialties
Marketing and Other	203	656	717		1,576	211	392	454	402	1,459
Specialties	113	109	130		352	79	87	93	97	356
Total Marketing and Specialties	316	765	847		1,928	290	479	547	499	1,815
Corporate and Other	(249)	(235)	(246)		(730)	(251)	(244)	(230)	(245)	(970)
Adjusted income (loss) before income taxes	845	4,227	4,208		9,280	(527)	502	1,777	1,750	3,502
Less: adjusted income tax expense (benefit)	175	927	937		2,039	(84)	95	286	354	651
Adjusted Net Income (Loss)	670	3,300	3,271		7,241	(443)	407	1,491	1,396	2,851
Less: adjusted net income attributable to noncontrolling interests	75	15	149		239	66	78	88	98	330
Adjusted Net Income (Loss) Attributable to Phillips 66	595	3,285	3,122		7,002	(509)	329	1,403	1,298	2,521
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	—	—	—		—	(198)	—	(10)	—	(208)
Pension settlement expense	—	—	—		—	—	(4)	(3)	(1)	(8)
Hurricane-related costs	—	—	—		—	—	—	—	(4)	(4)
Winter-storm-related costs	—	—	—		—	(2)	—	—	—	(2)
Alliance shutdown-related costs*	—	—	—		—	—	—	—	(70)	(70)
Merger transaction costs	—	—	(13)		(13)	—	—	—	—	—
Gain related to merger of businesses	—	—	3,013		3,013	—	—	—	—	—
Total Midstream	—	—	3,000		3,000	(200)	(4)	(13)	(75)	(292)

Chemicals
Pension settlement expense	—	—	—		—	—	(18)	(2)	(2)	(22)
Hurricane-related costs	—	—	—		—	—	—	(1)	—	(1)
Winter-storm-related costs	—	—	—		—	(30)	(16)	—	14	(32)
Total Chemicals	—	—	—		—	(30)	(34)	(3)	12	(55)

Refining
Impairments	—	—	—		—	—	—	(1,288)	—	(1,288)
Certain tax impacts	—	—	—		—	—	—	—	11	11
Pension settlement expense	—	—	—		—	—	(20)	(12)	(5)	(37)
Hurricane-related costs	(17)	—	24		7	—	—	(10)	(30)	(40)
Winter-storm-related costs	—	—	—		—	(14)	(3)	—	—	(17)
Alliance shutdown-related costs*	—	(26)	—		(26)	—	—	—	(122)	(122)
Regulatory compliance costs	—	(70)	—		(70)	—	—	—	88	88
Total Refining	(17)	(96)	24		(89)	(14)	(23)	(1,310)	(58)	(1,405)

Marketing and Specialties
Pension settlement expense	—	—	—		—	—	(3)	(2)	(1)	(6)
Total Marketing and Specialties	—	—	—		—	—	(3)	(2)	(1)	(6)

Corporate and Other
Pension settlement expense	—	—	—		—	—	(2)	(1)	(1)	(4)
Restructuring costs	—	(25)	(74)		(99)	—	—	—	—	—
Total Corporate and Other	—	(25)	(74)		(99)	—	(2)	(1)	(1)	(4)

Total Special Items (Pre-tax)	(17)	(121)	2,950		2,812	(244)	(66)	(1,329)	(123)	(1,762)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items**	(4)	(28)	681		649	(48)	(16)	(323)	(33)	(420)
Other tax impacts	—	25	—		25	—	(17)	(3)	(65)	(85)
Total Income Tax Expense (Benefit)	(4)	(3)	681		674	(48)	(33)	(326)	(98)	(505)

Less: Income (Loss) Attributable to Noncontrolling Interests
Impairments	—	—	—		—	(51)	—	(2)	—	(53)
Total Income (Loss) Attributable to Noncontrolling Interests	—	—	—		—	(51)	—	(2)	—	(53)

Total Phillips 66 Special Items (After-tax)	(13)	(118)	2,269		2,138	(145)	(33)	(1,001)	(25)	(1,204)

* Costs related to the shutdown of the Alliance Refinery totaled $192 million pre-tax in the fourth quarter of 2021. Shutdown-related costs recorded in the Refining segment include pre-tax charges for asset retirements of $91 million recorded in depreciation and amortization expense, and severance and other exit costs of $31 million. Shutdown-related costs in the Midstream segment include asset retirements of $70 million pre-tax recorded in depreciation and amortization expense. Costs related to the shutdown of the Alliance Refinery totaled $26 million pre-tax in the second quarter of 2022. Shutdown-related costs recorded in the Refining segment include pre-tax charges for the disposal of materials and supplies of $20 million, and asset retirements of $6 million recorded in depreciation and amortization expense.
** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	182		182	(199)	—	(10)	(70)	(279)
NGL and Other	—	—	2,818		2,818	(1)	(4)	(3)	(5)	(13)
NOVONIX	—	—	—		—	—	—	—	—	—
Total Midstream	—	—	3,000		3,000	(200)	(4)	(13)	(75)	(292)

Refining
Atlantic Basin/Europe	—	(9)	—		(9)	(1)	(2)	(3)	23	17
Gulf Coast	(17)	(52)	24		(45)	(6)	(11)	(1,302)	(119)	(1,438)
Central Corridor	—	(22)	—		(22)	(7)	(6)	(3)	26	10
West Coast	—	(13)	—		(13)	—	(4)	(2)	12	6
Total Refining	(17)	(96)	24		(89)	(14)	(23)	(1,310)	(58)	(1,405)

Marketing and Specialties
Marketing and Other	—	—	—		—	—	(3)	(2)	(1)	(6)
Specialties	—	—	—		—	—	—	—	—	—
Total Marketing and Specialties	—	—	—		—	—	(3)	(2)	(1)	(6)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION*

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	657	3,182	5,540		9,379	(639)	374	488	1,371	1,594
Depreciation and amortization	338	359	430		1,127	356	364	361	524	1,605
Impairments	—	2	—		2	198	—	1,298	2	1,498
Accretion on discounted liabilities	6	6	5		17	6	6	6	6	24
Deferred income taxes	142	148	856		1,146	(103)	266	(453)	18	(272)
Undistributed equity earnings	(100)	(390)	(495)		(985)	217	(218)	(77)	(50)	(128)
Net gain on dispositions	(1)	—	(1)		(2)	—	(2)	(3)	(2)	(7)
Gain related to merger of businesses	—	—	(3,013)		(3,013)	—	—	—	—	—
Unrealized investment (gain) loss**	169	221	28		418	—	—	(224)	(141)	(365)
Other	40	80	(105)		15	138	120	31	(340)	(51)
Net working capital changes	(115)	(1,825)	(101)		(2,041)	98	833	776	412	2,119
Net Cash Provided by Operating Activities	1,136	1,783	3,144		6,063	271	1,743	2,203	1,800	6,017

Cash Flows From Investing Activities
Capital expenditures and investments	(370)	(376)	(735)		(1,481)	(331)	(380)	(552)	(597)	(1,860)
Return of investments in equity affiliates	15	33	30		78	58	100	78	31	267
Proceeds from asset dispositions	1	1	1		3	—	24	2	1	27
Advances/loans—related parties	—	(75)	—		(75)	(155)	(90)	(65)	—	(310)
Collection of advances/loans—related parties	—	101	135		236	—	—	1	1	2
Other	(74)	25	32		(17)	(39)	(6)	40	7	2
Net Cash Used in Investing Activities	(428)	(291)	(537)		(1,256)	(467)	(352)	(496)	(557)	(1,872)

Cash Flows From Financing Activities
Issuance of debt	—	—	—		—	450	15	(15)	993	1,443
Repayment of debt	(24)	(1,457)	(476)		(1,957)	(925)	(54)	(506)	(1,469)	(2,954)
Issuance of common stock	23	44	—		67	20	4	—	2	26
Repurchase of common stock	—	(66)	(694)		(760)	—	—	—	—	—
Dividends paid on common stock	(404)	(467)	(466)		(1,337)	(394)	(394)	(394)	(403)	(1,585)
Distributions to noncontrolling interests	(77)	(24)	(3)		(104)	(76)	(82)	(81)	(85)	(324)
Repurchase of noncontrolling interests	—	—	—		—	—	(24)	—	—	(24)
Other	(30)	(7)	(18)		(55)	(20)	(7)	(9)	(16)	(52)
Net Cash Used in Financing Activities	(512)	(1,977)	(1,657)		(4,146)	(945)	(542)	(1,005)	(978)	(3,470)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(8)	(41)	(15)		(64)	(22)	7	(12)	(15)	(42)

Net Change in Cash and Cash Equivalents	188	(526)	935		597	(1,163)	856	690	250	633
Cash and cash equivalents at beginning of period	3,147	3,335	2,809		3,147	2,514	1,351	2,207	2,897	2,514
Cash and Cash Equivalents at End of Period	3,335	2,809	3,744		3,744	1,351	2,207	2,897	3,147	3,147
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the unrealized gain (loss) on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream*	164	106	462		732	100	141	328	169	738
Chemicals	—	—	—		—	—	—	—	—	—
Refining	171	220	210		601	184	186	158	251	779
Marketing and Specialties	11	19	30		60	22	22	28	130	202
Corporate and Other	24	31	33		88	25	31	38	47	141
Consolidated Capital Expenditures and Investments	370	376	735		1,481	331	380	552	597	1,860
* Includes 100% of DCP Midstream, LLC Class A Segment (DCP Midstream Class A Segment), DCP Sand Hills Pipeline, LLC (DCP Sand Hills) and DCP Southern Hills Pipeline, LLC (DCP Southern Hills) capital expenditures and investments from August 18, 2022, forward, net of acquired cash.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
CPChem (Chemicals)	113	161	158		432	79	72	88	128	367
WRB (Refining)	42	47	36		125	59	47	61	62	229
Selected Equity Affiliates	155	208	194		557	138	119	149	190	596

* Our share of joint ventures' capital spending, excluding DCP Midstream, LLC (DCP Midstream) due to the consolidation of DCP Midstream Class A Segment. Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation*	278	250	411		939	7	224	244	203	678
NGL and Other*	122	282	3,267		3,671	69	88	161	244	562
NOVONIX	(158)	(240)	(33)		(431)	—	—	224	146	370
Income (Loss) before Income Taxes	242	292	3,645		4,179	76	312	629	593	1,610
* Refer to Change in Basis of Presentation discussion on page 14.

Equity in Earnings of Affiliates
Transportation	154	133	133		420	126	120	140	142	528
NGL and Other	73	186	81		340	71	52	72	154	349
NOVONIX	—	—	—		—	—	—	—	—	—
Total	227	319	214		760	197	172	212	296	877

NOVONIX Investment
Unrealized Investment Gain (Loss)	(169)	(221)	(28)		(418)	—	—	224	141	365
Unrealized Foreign Currency Transaction Gain (Loss)	11	(19)	(5)		(13)	—	—	—	5	5
Change in Fair Value of NOVONIX Investment	(158)	(240)	(33)		(431)	—	—	224	146	370

Depreciation and Amortization*
Transportation	39	43	46		128	40	40	45	109	234
NGL and Other	55	55	118		228	52	52	52	53	209
NOVONIX	—	—	—		—	—	—	—	—	—
Total	94	98	164		356	92	92	97	162	443
* Excludes D&A of all non-consolidated affiliates.

Operating and SG&A Expenses*
Transportation	186	187	224		597	173	189	188	209	759
NGL and Other	107	116	309		532	122	88	86	114	410
NOVONIX	—	—	—		—	—	—	—	—	—
Total	293	303	533		1,129	295	277	274	323	1,169
* Excludes operating and SG&A expenses of all non-consolidated affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,099	3,066	3,084		3,083	2,801	3,424	3,483	3,370	3,271
Terminals	2,900	2,917	3,066		2,962	2,675	2,786	2,771	2,927	2,790
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	452	469	508		477	363	401	420	454	410
NGL Production (MB/D)**	400	438	434		424	356	406	398	416	394
* Includes 100% of DCP Midstream Class A Segment from August 18, 2022, forward.
** Includes 100% of DCP Midstream Class A Segment.

Market Indicator
Weighted-Average NGL Price ($/gal)*	1.10	1.15	0.98		1.08	0.69	0.71	0.91	1.00	0.83
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes	242	292	3,645		4,179	76	312	629	593	1,610
Plus:
Depreciation and amortization	94	98	164		356	92	92	97	162	443
EBITDA*	336	390	3,809		4,535	168	404	726	755	2,053

Special Item Adjustments (pre-tax):
Impairments	—	—	—		—	198	—	10	—	208
Pension settlement expense	—	—	—		—	—	4	3	1	8
Hurricane-related costs	—	—	—		—	—	—	—	4	4
Winter-storm-related costs	—	—	—		—	2	—	—	—	2
Merger transaction costs	—	—	13		13	—	—	—	—	—
Gain related to merger of businesses	—	—	(3,013)		(3,013)	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	—	—	(3,000)		(3,000)	200	4	13	5	222
Change in Fair Value of NOVONIX Investment**	158	240	33		431	—	—	(224)	(146)	(370)
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	494	630	842		1,966	368	408	515	614	1,905

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4	4		10	2	4	4	4	14
Proportional share of selected equity affiliates net interest	41	39	26		106	43	43	42	41	169
Proportional share of selected equity affiliates depreciation and amortization	56	57	51		164	57	57	58	57	229
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(24)	(21)	(206)		(251)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA*	569	709	717		1,995	452	492	597	695	2,236
* Refer to Change in Basis of Presentation discussion on page 14.
** See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	278	250	411		939	7	224	244	203	678
Plus:
Depreciation and amortization	39	43	46		128	40	40	45	109	234
EBITDA*	317	293	457		1,067	47	264	289	312	912

Special Item Adjustments (pre-tax):
Impairments	—	—	—		—	198	—	10	—	208
Winter-storm-related costs	—	—	—		—	1	—	—	—	1
Gain related to merger of businesses	—	—	(182)		(182)	—	—	—	—	—
EBITDA, Adjusted for Special Items*	317	293	275		885	246	264	299	312	1,121

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	3	4		9	2	4	4	4	14
Proportional share of selected equity affiliates net interest	21	19	16		56	21	21	21	21	84
Proportional share of selected equity affiliates depreciation and amortization	37	38	34		109	37	37	38	38	150
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(24)	(21)	(11)		(56)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA*	353	332	318		1,003	288	306	340	354	1,288
* Refer to Change in Basis of Presentation discussion on page 14.

NGL and Other
Income before income taxes	122	282	3,267		3,671	69	88	161	244	562
Plus:
Depreciation and amortization	55	55	118		228	52	52	52	53	209
EBITDA*	177	337	3,385		3,899	121	140	213	297	771

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—		—	—	4	3	1	8
Hurricane-related costs	—	—	—		—	—	—	—	4	4
Winter-storm-related costs	—	—	—		—	1	—	—	—	1
Merger transaction costs	—	—	13		13	—	—	—	—	—
Gain related to merger of businesses	—	—	(2,831)		(2,831)	—	—	—	—	—
EBITDA, Adjusted for Special Items*	177	337	567		1,081	122	144	216	302	784

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1	—		1	—	—	—	—	—
Proportional share of selected equity affiliates net interest	20	20	10		50	22	22	21	20	85
Proportional share of selected equity affiliates depreciation and amortization	19	19	17		55	20	20	20	19	79
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	—	—	(195)		(195)	—	—	—	—	—
Adjusted EBITDA*	216	377	399		992	164	186	257	341	948
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	396	273	135		804	154	623	631	436	1,844

Equity in Earnings of Affiliate	393	271	129		793	152	620	627	433	1,832

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	736	433	209		1,378	288	1,124	1,224	851	3,487
Specialties, Aromatics and Styrenics	60	118	120		298	53	157	73	76	359
Corporate and Other	(32)	(7)	(72)		(111)	(37)	(41)	(44)	(40)	(162)
Total	764	544	257		1,565	304	1,240	1,253	887	3,684

Income (Loss) before Income Taxes
Olefins and Polyolefins	750	443	220		1,413	299	1,143	1,237	872	3,551
Specialties, Aromatics and Styrenics	69	130	127		326	58	164	80	82	384
Corporate and Other	(32)	(7)	(72)		(111)	(37)	(41)	(41)	(40)	(159)
Total	787	566	275		1,628	320	1,266	1,276	914	3,776

Depreciation and Amortization	141	144	145		430	146	144	151	151	592

Net Interest Expense*	23	11	12		46	22	24	24	24	94
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	225	322	317		864	157	144	177	255	733
Return of Investments from Equity Companies	(26)	(34)	(5)		(65)	(30)	(107)	(82)	(46)	(265)

Olefins and Polyolefins Capacity Utilization (%)	99%	94%	90%		95%	79%	102%	102%	97%	95%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	39.5	35.0	31.6		35.4	41.9	41.1	45.6	38.4	41.8
HDPE Blow Molding, Domestic Spot (cents/lb)	69.8	69.8	52.9		64.2	71.9	88.3	98.8	84.8	86.0

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	22.1	28.0	26.5		25.5	13.2	12.5	16.1	20.8	15.7
HDPE Blow Molding, Total Cash Cost (cents/lb)	53.9	49.8	46.6		50.1	55.7	54.9	59.7	52.8	55.8

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	33.4	26.9	11.4		23.9	44.9	62.0	68.6	49.6	56.3
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	396	273	135		804	154	623	631	436	1,844
Plus:
None	—	—	—		—	—	—	—	—	—
EBITDA	396	273	135		804	154	623	631	436	1,844

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—		—	—	18	2	2	22
Hurricane-related costs	—	—	—		—	—	—	1	—	1
Winter-storm-related costs	—	—	—		—	30	16	—	(14)	32
EBITDA, Adjusted for Special Items	396	273	135		804	184	657	634	424	1,899

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29	38	25		92	28	48	33	35	144
Proportional share of selected equity affiliates net interest	11	6	5		22	11	12	12	13	48
Proportional share of selected equity affiliates depreciation and amortization	101	103	103		307	103	102	102	104	411
Adjusted EBITDA	537	420	268		1,225	326	819	781	576	2,502

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	143	1,093	521		1,757	(153)	(110)	90	137	(36)
Gulf Coast	4	863	726		1,593	(253)	(264)	(1,333)	(39)	(1,889)
Central Corridor	(135)	490	1,342		1,697	(248)	(82)	229	171	70
West Coast	111	590	262		963	(386)	(273)	(112)	77	(694)
Income (Loss) before Income Taxes	123	3,036	2,851		6,010	(1,040)	(729)	(1,126)	346	(2,549)

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	2.98	21.92	10.54		11.93	(3.57)	(2.20)	1.88	2.85	(0.19)
Gulf Coast	0.08	16.43	14.39		10.27	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)
Central Corridor	(5.70)	21.65	53.32		23.74	(12.55)	(3.49)	8.68	6.58	0.73
West Coast	3.84	19.54	9.07		10.95	(14.89)	(9.70)	(3.67)	2.71	(6.14)
Worldwide	0.81	19.56	18.52		13.01	(7.27)	(4.26)	(6.67)	2.23	(3.99)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	11.71	30.39	19.22		20.55	4.86	4.63	9.27	11.00	7.48
Gulf Coast	7.71	24.80	21.29		17.91	3.39	2.10	5.75	9.19	4.92
Central Corridor	7.89	26.72	38.76		24.93	5.97	6.40	12.47	12.60	9.65
West Coast	17.68	33.13	28.64		26.58	3.33	3.37	7.46	15.41	7.49
Worldwide	10.55	28.31	26.58		21.88	4.36	3.92	8.57	11.60	7.15
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(3)	(2)	(2)		(7)	(2)	(2)	(3)	(2)	(9)
Gulf Coast	(2)	(3)	(1)		(6)	(3)	—	(1)	(7)	(11)
Central Corridor	(16)	228	294		506	(117)	(65)	31	(13)	(164)
West Coast	—	—	—		—	—	—	—	—	—
Total	(21)	223	291		493	(122)	(67)	27	(22)	(184)

Depreciation and Amortization*
Atlantic Basin/Europe	52	51	50		153	52	52	52	54	210
Gulf Coast	51	62	55		168	77	77	73	150	377
Central Corridor	35	36	36		107	34	34	34	37	139
West Coast	60	63	76		199	54	57	57	72	240
Total	198	212	217		627	217	220	216	313	966
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	310	312	338		960	244	235	258	314	1,051
Gulf Coast	318	325	275		918	331	313	327	388	1,359
Central Corridor	198	278	194		670	212	132	136	199	679
West Coast	314	315	461		1,090	393	291	277	300	1,261
Total	1,140	1,230	1,268		3,638	1,180	971	998	1,201	4,350
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	13	22	44		79	17	13	32	34	96
Gulf Coast	31	40	53		124	33	9	24	27	93
Central Corridor	26	117	17		160	17	36	13	28	94
West Coast	32	44	111		187	125	60	12	17	214
Total	102	223	225		550	192	118	81	106	497
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	19	14	14		47	20	18	15	16	69
Gulf Coast	27	21	18		66	27	25	13	8	73
Central Corridor	18	18	16		52	15	11	12	13	51
West Coast	24	19	31		74	23	22	4	—	49
Total	88	72	79		239	85	76	44	37	242

Foreign Currency Gains (Losses) Pre-Tax	(8)	(10)	(5)		(23)	1	9	(4)	(10)	(4)

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(21)	223	291		493	(122)	(67)	27	(22)	(184)
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(228)	(495)	(539)		(1,262)	(129)	(167)	(220)	(216)	(732)
Equity affiliate-related expenses not included in Realized Refining Margins	(249)	(272)	(248)		(769)	(251)	(234)	(193)	(238)	(916)
Regional Totals
Atlantic Basin/Europe	(26)	(28)	(24)		(78)	(45)	(44)	(22)	(21)	(132)
Gulf Coast	(2)	(3)	(1)		(6)	(3)	—	(1)	(7)	(11)
Central Corridor	(221)	(241)	(223)		(685)	(203)	(190)	(170)	(210)	(773)
Total	(249)	(272)	(248)		(769)	(251)	(234)	(193)	(238)	(916)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	123	3,036	2,851		6,010	(1,040)	(729)	(1,126)	346	(2,549)
Plus:
Depreciation and amortization	198	212	217		627	217	220	216	313	966
EBITDA	321	3,248	3,068		6,637	(823)	(509)	(910)	659	(1,583)

Special Item Adjustments (pre-tax):
Impairments	—	—	—		—	—	—	1,288	—	1,288
Certain tax impacts	—	—	—		—	—	—	—	(11)	(11)
Pension settlement expense	—	—	—		—	—	20	12	5	37
Hurricane-related costs	17	—	(24)		(7)	—	—	10	30	40
Winter-storm-related costs	—	—	—		—	14	3	—	—	17
Alliance shutdown-related costs	—	20	—		20	—	—	—	31	31
Regulatory compliance costs	—	70	—		70	—	—	—	(88)	(88)
EBITDA, Adjusted for Special Items	338	3,338	3,044		6,720	(809)	(486)	400	626	(269)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	1		1	(2)	(1)	—	3	—
Proportional share of selected equity affiliates net interest	2	3	1		6	2	2	1	4	9
Proportional share of selected equity affiliates depreciation and amortization	23	23	22		68	25	26	27	25	103
Adjusted EBITDA	363	3,364	3,068		6,795	(784)	(459)	428	658	(157)

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	503	526	525		518	438	513	487	478	479
Total Processed Inputs (MB/D)	533	548	538		540	476	549	519	523	517
Crude Oil Capacity Utilization (%)	94%	98%	98%		96%	82%	96%	91%	89%	89%
Clean Product Yield (%)	85%	83%	82%		83%	86%	83%	84%	84%	84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	497	500	481		493	553	687	623	505	592
Total Processed Inputs (MB/D)	579	577	548		568	606	762	697	575	660
Crude Oil Capacity Utilization (%)	94%	94%	91%		93%	71%	88%	80%	95%	82%
Clean Product Yield (%)	77%	79%	81%		79%	73%	78%	78%	80%	77%

Central Corridor*
Crude Oil Charge Input (MB/D)	453	435	492		460	384	462	493	503	461
Total Processed Inputs (MB/D)	470	446	509		475	397	475	506	519	474
Crude Oil Capacity Utilization (%)	85%	82%	93%		87%	72%	87%	93%	95%	87%
Clean Product Yield (%)	88%	87%	88%		88%	86%	87%	88%	90%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	294	306	290		297	268	286	302	278	284
Total Processed Inputs (MB/D)	321	332	314		322	288	309	332	308	310
Crude Oil Capacity Utilization (%)	81%	84%	80%		81%	74%	79%	83%	76%	78%
Clean Product Yield (%)	90%	85%	90%		88%	86%	83%	90%	92%	88%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,747	1,767	1,788		1,768	1,643	1,948	1,905	1,764	1,816
Total Processed Inputs (MB/D)	1,903	1,903	1,909		1,905	1,767	2,095	2,054	1,925	1,961
Crude Oil Capacity Utilization (%)	89%	90%	91%		90%	74%	88%	86%	90%	84%
Clean Product Yield (%)	84%	83%	85%		84%	82%	82%	84%	86%	83%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	226	221	210		219	220	242	232	237	233
Distillates	210	216	215		214	175	197	188	190	188
Other	102	113	114		110	87	113	103	101	101
Total	538	550	539		543	482	552	523	528	522
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	233	231	223		230	219	310	281	243	263
Distillates	194	206	200		200	201	257	235	195	222
Other	163	149	134		148	183	196	184	146	177
Total	590	586	557		578	603	763	700	584	662

Central Corridor*
Gasoline	235	211	246		230	191	227	255	266	235
Distillates	176	176	200		184	149	183	187	201	180
Other	63	59	66		63	58	65	68	55	61
Total	474	446	512		477	398	475	510	522	476
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	166	156	158		160	138	138	166	170	153
Distillates	123	126	124		124	110	118	131	113	118
Other	32	48	30		37	40	51	32	26	37
Total	321	330	312		321	288	307	329	309	308

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	860	819	837		839	768	917	934	916	884
Distillates	703	724	739		722	635	755	741	699	708
Other	360	369	344		358	368	425	387	328	376
Total	1,923	1,912	1,920		1,919	1,771	2,097	2,062	1,943	1,968

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	94.49	108.66	91.76		98.30	57.84	66.09	70.58	77.35	67.96
Brent	101.40	113.78	100.85		105.35	60.90	68.83	73.47	79.73	70.73
LLS	96.77	110.15	94.19		100.37	59.98	67.95	71.51	78.40	69.46
ANS	95.61	112.48	99.12		102.40	60.76	68.44	72.73	79.81	70.44
WTI less Maya	5.62	4.87	7.30		5.93	1.44	3.21	4.37	5.59	3.65
WTI less WCS (settlement differential)	14.53	12.80	19.86		15.73	12.47	11.49	13.58	14.64	13.04

Natural Gas ($/MMBtu)
Henry Hub	4.60	7.39	7.96		6.65	3.51	2.88	4.28	4.74	3.85

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	13.57	41.02	25.69		26.76	11.73	18.61	21.15	17.90	17.35
East Coast Distillate less Brent	28.40	68.16	49.04		48.53	12.09	15.24	16.07	20.47	15.97
Gulf Coast
Gulf Coast Gasoline less LLS	16.24	32.87	17.21		22.11	11.22	15.47	18.61	14.64	14.99
Gulf Coast Distillate less LLS	28.52	57.49	52.51		46.17	11.30	14.03	15.87	19.12	15.08
Central Corridor
Central Gasoline less WTI	16.17	36.31	27.38		26.62	14.90	19.96	20.83	13.87	17.39
Central Distillate less WTI	27.31	60.45	60.24		49.33	17.24	18.40	19.38	19.73	18.69
West Coast
West Coast Gasoline less ANS	31.92	51.66	46.29		43.29	16.88	24.76	23.54	22.75	21.98
West Coast Distillate less ANS	32.28	58.37	50.26		46.97	14.14	15.28	18.55	22.44	17.60

Worldwide Market Crack Spread ($/BBL)**	21.93	46.72	36.29		34.98	13.23	17.76	19.44	17.93	17.09
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	203	656	717		1,576	211	389	452	401	1,453
Specialties	113	109	130		352	79	87	93	97	356
Income before Income Taxes	316	765	847		1,928	290	476	545	498	1,809

Income before Income Taxes ($/BBL)
U.S.	1.13	2.86	2.16		2.05	1.36	2.15	1.93	1.44	1.74
International	0.92	7.30	12.60		7.06	2.24	1.96	4.84	7.13	4.13

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.59	3.24	2.49		2.44	1.94	2.62	2.29	1.87	2.19
International	2.30	8.20	12.40		7.73	4.01	2.89	6.75	9.81	5.96
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	167	202	242		611	104	138	111	122	475
Specialties	101	90	78		269	84	64	61	77	286
Total	268	292	320		880	188	202	172	199	761
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	33	48	61		142	26	46	48	41	161
Specialties	52	56	87		195	32	59	68	59	218
Total	85	104	148		337	58	105	116	100	379

Depreciation and Amortization*
Marketing and Other	23	25	22		70	23	24	23	25	95
Specialties	4	4	5		13	4	6	4	4	18
Total	27	29	27		83	27	30	27	29	113
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	288	329	317		934	258	284	280	318	1,140
Specialties	32	32	29		93	29	30	30	33	122
Total	320	361	346		1,027	287	314	310	351	1,262
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,046	1,089	1,096		1,077	960	1,095	1,098	1,142	1,074
Distillates	834	789	757		793	660	776	895	822	789
Other	—	—	—		—	—	—	—	—	—
Total	1,880	1,878	1,853		1,870	1,620	1,871	1,993	1,964	1,863

International Marketing
Gasoline	83	87	94		88	63	81	91	82	80
Distillates	177	171	178		175	158	171	179	174	170
Other	17	19	16		17	18	18	17	17	17
Total	277	277	288		280	239	270	287	273	267

Worldwide Marketing
Gasoline	1,129	1,176	1,190		1,165	1,023	1,176	1,189	1,224	1,154
Distillates	1,011	960	935		968	818	947	1,074	996	959
Other	17	19	16		17	18	18	17	17	17
Total	2,157	2,155	2,141		2,150	1,859	2,141	2,280	2,237	2,130

Foreign Currency Gains (Losses) Pre-Tax	1	7	6		14	—	1	—	(1)	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	316	765	847		1,928	290	476	545	498	1,809
Plus:
Depreciation and amortization	27	29	27		83	27	30	27	29	113
EBITDA	343	794	874		2,011	317	506	572	527	1,922

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—		—	—	3	2	1	6
EBITDA, Adjusted for Special Items	343	794	874		2,011	317	509	574	528	1,928

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	6	6	7		19	5	6	7	6	24
Proportional share of selected equity affiliates net interest	5	5	6		16	4	4	4	4	16
Proportional share of selected equity affiliates depreciation and amortization	21	18	18		57	17	17	17	18	69
Adjusted EBITDA	375	823	905		2,103	343	536	602	556	2,037

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes*	(249)	(260)	(320)		(829)	(251)	(246)	(231)	(246)	(974)
* Refer to Change in Basis of Presentation discussion on page 14.

Detail of Loss before Income Taxes
Net interest expense	(132)	(127)	(136)		(395)	(143)	(141)	(148)	(151)	(583)
Corporate overhead and other	(117)	(133)	(184)		(434)	(108)	(105)	(83)	(95)	(391)
Total	(249)	(260)	(320)		(829)	(251)	(246)	(231)	(246)	(974)

Net Interest Expense
Interest expense	(144)	(141)	(167)		(452)	(150)	(148)	(159)	(151)	(608)
Capitalized interest	9	8	9		26	4	5	8	10	27
Loss on early debt retirement	—	—	—		—	—	—	—	(13)	(13)
Interest income	3	6	22		31	3	2	3	3	11
Total	(132)	(127)	(136)		(395)	(143)	(141)	(148)	(151)	(583)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(249)	(260)	(320)		(829)	(251)	(246)	(231)	(246)	(974)
Plus:
Net interest expense	132	127	136		395	143	141	148	151	583
Depreciation and amortization	19	20	22		61	20	22	21	20	83
EBITDA	(98)	(113)	(162)		(373)	(88)	(83)	(62)	(75)	(308)

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—		—	—	2	1	1	4
Restructuring costs	—	25	74		99	—	—	—	—	—
EBITDA, Adjusted for Special Items	(98)	(88)	(88)		(274)	(88)	(81)	(61)	(74)	(304)

Other Adjustments (pre-tax):
None	—	—	—		—	—	—	—	—	—
Adjusted EBITDA	(98)	(88)	(88)		(274)	(88)	(81)	(61)	(74)	(304)

Foreign Currency Losses Pre-Tax	(1)	—	(1)		(2)	(1)	(1)	—	—	(2)

Phillips 66 Total Company Debt
Total Debt	14,434	12,969	17,657		17,657	15,422	15,413	14,910	14,448	14,448
Debt-to-Capital Ratio (%)	39%	35%	35%		35%	43%	43%	42%	40%	40%

Total Equity	22,121	24,573	33,309		33,309	20,457	20,602	20,597	21,637	21,637

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	657	3,182	5,540		9,379	(639)	374	488	1,371	1,594
Plus:
Income tax expense (benefit)	171	924	1,618		2,713	(132)	62	(40)	256	146
Net interest expense	132	127	136		395	143	141	148	151	583
Depreciation and amortization	338	359	430		1,127	356	364	361	524	1,605
Phillips 66 EBITDA*	1,298	4,592	7,724		13,614	(272)	941	957	2,302	3,928

Special Item Adjustments (pre-tax):
Impairments	—	—	—		—	198	—	1,298	—	1,496
Certain tax impacts	—	—	—		—	—	—	—	(11)	(11)
Pension settlement expense	—	—	—		—	—	47	20	10	77
Hurricane-related costs	17	—	(24)		(7)	—	—	11	34	45
Winter-storm-related costs	—	—	—		—	46	19	—	(14)	51
Alliance shutdown-related costs	—	20	—		20	—	—	—	31	31
Regulatory compliance costs	—	70	—		70	—	—	—	(88)	(88)
Restructuring costs	—	25	74		99	—	—	—	—	—
Merger transaction costs	—	—	13		13	—	—	—	—	—
Gain related to merger of businesses	—	—	(3,013)		(3,013)	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	17	115	(2,950)		(2,818)	244	66	1,329	(38)	1,601
Change in Fair Value of NOVONIX Investment**	158	240	33		431	—	—	(224)	(146)	(370)
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	1,473	4,947	4,807		11,227	(28)	1,007	2,062	2,118	5,159

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	37	48	37		122	33	57	44	48	182
Proportional share of selected equity affiliates net interest	59	53	38		150	60	61	59	62	242
Proportional share of selected equity affiliates depreciation and amortization	201	201	194		596	202	202	204	204	812
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(24)	(21)	(206)		(251)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA attributable to public ownership interest in PSXP†	(82)	—	—		(82)	(83)	(95)	(103)	(112)	(393)
Phillips 66 Adjusted EBITDA*	1,664	5,228	4,870		11,762	166	1,212	2,244	2,299	5,921
* Refer to Change in Basis of Presentation discussion below.
** See NOVONIX Investment table on page 5 for more details.
† On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Basis of Presentation – In connection with the merger of DCP Midstream and Gray Oak Holdings LLC (Gray Oak Holdings), the results of our Transportation business reflect a decrease in our indirect economic interest in Gray Oak Pipeline, LLC (Gray Oak Pipeline) to 6.5% from August 18, 2022, forward. Prior to August 18, 2022, the Transportation results presented herein reflect Gray Oak Holdings' 65% economic interests in Gray Oak Pipeline. The results of our NGL and Other business include the consolidated results of DCP Midstream Class A Segment, DCP Sand Hills and DCP Southern Hills from August 18, 2022, forward. Prior to August 18, 2022, our investments in DCP Midstream, DCP Sand Hills and DCP Southern Hills were accounted for using the equity method. As a result of the merger and consolidation, in the third quarter of 2022, we began presenting the results of DCP Midstream Class A Segment within the results of our NGL and Other business. Prior periods also have been updated to reflect the results from our equity investment in DCP Midstream prior to August 18, 2022, within the results of our NGL and Other business. In addition, the DCP Midstream Class A Segment's net interest expense is reflected in our Corporate segment from August 18, 2022, forward. See Note 1 and Note 2 in the Notes to the Consolidated Financial Statements of our third quarter 2022 Form 10-Q for further details.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	143	1,093	521		1,757	(153)	(110)	90	137	(36)
Plus:
Taxes other than income taxes	19	14	14		47	20	18	15	16	69
Depreciation, amortization and impairments	52	51	50		153	52	52	52	54	210
Selling, general and administrative expenses	14	16	27		57	14	18	19	19	70
Operating expenses	296	296	311		903	230	217	239	295	981
Equity in losses of affiliates	3	2	2		7	2	2	3	2	9
Other segment (income) expense, net	12	8	2		22	—	(8)	6	11	9
Proportional share of refining gross margins contributed by equity affiliates	23	26	22		71	43	42	19	19	123
Special items:
Certain tax impacts	—	—	—		—	—	—	—	(4)	(4)
Regulatory compliance costs	—	9	—		9	—	—	—	(20)	(20)
Realized refining margins	562	1,515	949		3,026	208	231	443	529	1,411

Total processed inputs (MB)	48,015	49,854	49,420		147,289	42,826	49,979	47,792	48,100	188,697
Adjusted total processed inputs (MB)	48,015	49,854	49,420		147,289	42,826	49,979	47,792	48,100	188,697

Income (loss) before income taxes ($/BBL)**	2.98	21.92	10.54		11.93	(3.57)	(2.20)	1.88	2.85	(0.19)
Realized refining margins ($/BBL)***	11.71	30.39	19.22		20.55	4.86	4.63	9.27	11.00	7.48

GULF COAST
Income (loss) before income taxes	4	863	726		1,593	(253)	(264)	(1,333)	(39)	(1,889)
Plus:
Taxes other than income taxes	27	21	18		66	27	25	13	8	73
Depreciation, amortization and impairments	51	64	54		169	77	77	1,361	150	1,665
Selling, general and administrative expenses	11	14	12		37	10	14	15	11	50
Operating expenses	307	311	263		881	321	299	312	377	1,309
Equity in losses of affiliates	2	3	1		6	3	—	1	7	11
Other segment (income) expense, net	—	1	—		1	—	(6)	(1)	—	(7)
Proportional share of refining gross margins contributed by equity affiliates	—	—	—		—	—	—	—	—	—
Special items:
Regulatory compliance costs	—	26	—		26	—	—	—	(28)	(28)
Realized refining margins	402	1,303	1,074		2,779	185	145	368	486	1,184

Total processed inputs (MB)	52,151	52,523	50,435		155,109	54,560	69,364	64,016	52,919	240,859
Adjusted total processed inputs (MB)	52,151	52,523	50,435		155,109	54,560	69,364	64,016	52,919	240,859

Income (loss) before income taxes ($/BBL)**	0.08	16.43	14.39		10.27	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)
Realized refining margins ($/BBL)***	7.71	24.80	21.29		17.91	3.39	2.10	5.75	9.19	4.92

CENTRAL CORRIDOR
Income (loss) before income taxes	(135)	490	1,342		1,697	(248)	(82)	229	171	70
Plus:
Taxes other than income taxes	18	18	16		52	15	11	12	13	51
Depreciation, amortization and impairments	35	36	36		107	34	34	34	37	139
Selling, general and administrative expenses	14	13	17		44	7	7	10	8	32
Operating expenses	184	264	178		626	205	125	126	191	647
Equity in (earnings) losses of affiliates	16	(228)	(294)		(506)	117	65	(31)	13	164
Other segment (income) expense, net	(4)	2	4		2	(2)	(8)	—	(1)	(11)
Proportional share of refining gross margins contributed by equity affiliates	205	469	517		1,191	86	125	201	197	609
Special items:
Regulatory compliance costs	—	22	—		22	—	—	—	(27)	(27)
Realized refining margins	333	1,086	1,816		3,235	214	277	581	602	1,674

Total processed inputs (MB)	23,691	22,635	25,167		71,493	19,754	23,466	26,373	26,002	95,595
Adjusted total processed inputs (MB)*	42,267	40,629	46,857		129,753	35,711	43,189	46,592	47,738	173,230

Income (loss) before income taxes ($/BBL)**	(5.70)	21.65	53.32		23.74	(12.55)	(3.49)	8.68	6.58	0.73
Realized refining margins ($/BBL)***	7.89	26.72	38.76		24.93	5.97	6.40	12.47	12.60	9.65

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	111	590	262		963	(386)	(273)	(112)	77	(694)
Plus:
Taxes other than income taxes	24	19	31		74	23	22	4	—	49
Depreciation, amortization and impairments	60	63	76		199	54	57	57	72	240
Selling, general and administrative expenses	9	9	9		27	11	10	11	9	41
Operating expenses	305	306	452		1,063	382	281	266	291	1,220
Other segment (income) expense, net	1	—	(1)		—	2	(2)	2	2	4
Special items:
Regulatory compliance costs	—	13	—		13	—	—	—	(13)	(13)
Realized refining margins	510	1,000	829		2,339	86	95	228	438	847

Total processed inputs (MB)	28,877	30,199	28,897		87,973	25,917	28,158	30,558	28,361	112,994
Adjusted total processed inputs (MB)	28,877	30,199	28,897		87,973	25,917	28,158	30,558	28,361	112,994

Income (loss) before income taxes ($/BBL)**	3.84	19.54	9.07		10.95	(14.89)	(9.70)	(3.67)	2.71	(6.14)
Realized refining margins ($/BBL)***	17.68	33.13	28.64		26.58	3.33	3.37	7.46	15.41	7.49

WORLDWIDE
Income (loss) before income taxes	123	3,036	2,851		6,010	(1,040)	(729)	(1,126)	346	(2,549)
Plus:
Taxes other than income taxes	88	72	79		239	85	76	44	37	242
Depreciation, amortization and impairments	198	214	216		628	217	220	1,504	313	2,254
Selling, general and administrative expenses	48	52	65		165	42	49	55	47	193
Operating expenses	1,092	1,177	1,204		3,473	1,138	922	943	1,154	4,157
Equity in (earnings) losses of affiliates	21	(223)	(291)		(493)	122	67	(27)	22	184
Other segment (income) expense, net	9	11	5		25	—	(24)	7	12	(5)
Proportional share of refining gross margins contributed by equity affiliates	228	495	539		1,262	129	167	220	216	732
Special items:
Certain tax impacts	—	—	—		—	—	—	—	(4)	(4)
Regulatory compliance costs	—	70	—		70	—	—	—	(88)	(88)
Realized refining margins	1,807	4,904	4,668		11,379	693	748	1,620	2,055	5,116

Total processed inputs (MB)	152,734	155,211	153,919		461,864	143,057	170,967	168,739	155,382	638,145
Adjusted total processed inputs (MB)*	171,310	173,205	175,609		520,124	159,014	190,690	188,958	177,118	715,780

Income (loss) before income taxes ($/BBL)**	0.81	19.56	18.52		13.01	(7.27)	(4.26)	(6.67)	2.23	(3.99)
Realized refining margins ($/BBL)***	10.55	28.31	26.58		21.88	4.36	3.92	8.57	11.60	7.15

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	191	489	368		1,048	199	366	354	261	1,180
Plus:
Depreciation and amortization	3	3	4		10	3	5	3	3	14
Selling, general and administrative expenses	182	210	218		610	165	198	201	194	758
Equity in earnings of affiliates	(7)	(16)	(30)		(53)	(2)	(15)	(18)	(13)	(48)
Other operating revenues*	(107)	(139)	(141)		(387)	(86)	(110)	(120)	(108)	(424)
Other expense, net	6	6	6		18	4	2	2	1	9
Realized marketing fuel margins	268	553	425		1,246	283	446	422	338	1,489

Total fuel sales volumes (MB)	169,196	170,899	170,473		510,568	145,794	170,228	183,332	180,748	680,102

Income before income taxes ($/BBL)	1.13	2.86	2.16		2.05	1.36	2.15	1.93	1.44	1.74
Realized marketing fuel margins ($/BBL)**	1.59	3.24	2.49		2.44	1.94	2.62	2.29	1.87	2.19

INTERNATIONAL
Income before income taxes	23	185	334		542	48	48	128	179	403
Plus:
Depreciation and amortization	18	19	17		54	19	19	18	20	76
Selling, general and administrative expenses	63	62	59		184	60	60	64	69	253
Equity in earnings of affiliates	(26)	(32)	(31)		(89)	(24)	(31)	(30)	(28)	(113)
Other operating (revenues) expenses*	(12)	(9)	(35)		(56)	(5)	(10)	9	14	8
Other (income) expense, net	4	(3)	(3)		(2)	1	—	2	4	7
Marketing margins	70	222	341		633	99	86	191	258	634
Less: margin for nonfuel related sales	13	14	12		39	13	15	13	12	53
Realized marketing fuel margins	57	208	329		594	86	71	178	246	581

Total fuel sales volumes (MB)	24,926	25,329	26,501		76,756	21,474	24,539	26,427	25,089	97,529

Income before income taxes ($/BBL)	0.92	7.30	12.60		7.06	2.24	1.96	4.84	7.13	4.13
Realized marketing fuel margins ($/BBL)**	2.30	8.20	12.40		7.73	4.01	2.89	6.75	9.81	5.96

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	828	4,106	7,158		12,092	(771)	436	448	1,627	1,740
Special items	17	121	(2,950)		(2,812)	244	66	1,329	123	1,762
Adjusted income (loss) before income taxes	845	4,227	4,208		9,280	(527)	502	1,777	1,750	3,502

Income tax expense (benefit)	171	924	1,618		2,713	(132)	62	(40)	256	146
Special items	4	3	(681)		(674)	48	33	326	98	505
Adjusted income tax expense (benefit)	175	927	937		2,039	(84)	95	286	354	651

Effective tax rate (%)	20.7%	22.5%	22.6%		22.4%	17.1%	14.2%	(8.9)%	15.7%	8.4%
Adjusted effective tax rate (%)	20.7%	21.9%	22.3%		22.0%	15.9%	18.9%	16.1%	20.2%	18.6%